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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  January 28, 2005





                                 CTS CORPORATION
               (Exact Name of Registrant as Specified in Charter)







           Indiana                       1-4639                  35-0225010
(State or Other Jurisdiction    (Commission File Numbers)     (I.R.S. Employer
     of Incorporation)                                      Identification Nos.)


905 West Boulevard North
Elkhart, Indiana                                                   46514
(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:  (574) 293-7511



                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         OTHER EVENTS.


         On January 28, 2005, CTS Corporation ("CTS") and SMTEK International, Inc. ("SMTEK") issued a joint press release regarding the determination of the exchange ratio in CTS' acquisition of SMTEK. A copy of the joint press release issued is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.



                  (a)      Financial Statements of Business Acquired.
                           Not applicable.



                  (b)      Pro Forma Financial Information.
                           Not applicable.



                  (c)      Exhibits.



                  The following exhibits are filed with this report:



                  Exhibit No.    Exhibit Description
                  -----------    -------------------

                  99.1           Joint press release, dated January 28, 2005.





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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CTS CORPORATION


                                        /s/ Richard G. Cutter
                                        ----------------------------------------
                                        By: Richard G. Cutter
                                            Vice President, General Counsel and
                                            Secretary


Date:  January 28, 2005



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                                  EXHIBIT INDEX



Exhibit No.       Exhibit Description
-----------       -------------------

99.1              Joint press release, dated January 28, 2005.